Financial Risk Management	12 Months Ended
Dec. 31, 2017
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial Risk Management
Financial Risk Management

Overview
The primary goals of the company's financial risk management are to ensure that the outcomes of activities involving elements of risk are consistent with the company's objectives and risk tolerance, while maintaining an appropriate balance between risk and reward and protecting the company's consolidated balance sheet from events that have the potential to materially impair its financial strength. The company's exposure to potential loss from its insurance and reinsurance operations and investment activities primarily relates to underwriting risk, credit risk, liquidity risk and various market risks. Balancing risk and reward is achieved through identifying risk appropriately, aligning risk tolerances with business strategy, diversifying risk, pricing appropriately for risk, mitigating risk through preventive controls and transferring risk to third parties. There were no significant changes in the types of the company's risk exposures or the processes used by the company for managing those risk exposures at December 31, 2017 compared to those identified at December 31, 2016, except as discussed below.

Financial risk management objectives are achieved through a two tiered system, with detailed risk management processes and procedures at the company's primary operating subsidiaries and its investment management subsidiary combined with the analysis of the company-wide aggregation and accumulation of risks at the holding company level. In addition, although the company and its operating subsidiaries have designated Chief Risk Officers, the company regards each Chief Executive Officer as the chief risk officer of his or her company: each Chief Executive Officer is the individual ultimately responsible for risk management for his or her company and its subsidiaries.
The company's designated Chief Risk Officer reports on risk considerations to Fairfax's Executive Committee and provides a quarterly report to the Board of Directors on the key risk exposures. The company's management, in consultation with the designated Chief Risk Officer, approves certain policies for overall risk management, as well as policies addressing specific areas such as investments, underwriting, catastrophe risk and reinsurance. The company's Investment Committee approves policies for the management of market risk (including currency risk, interest rate risk and other price risk) and the use of derivative and non-derivative financial instruments, and monitors to ensure compliance with relevant regulatory guidelines and requirements. A discussion of the risks of the business (the risk factors and the management of those risks) is an agenda item for every regularly scheduled meeting of the company's Board of Directors.
Underwriting Risk
Underwriting risk is the risk that the total cost of claims, claims adjustment expenses and premium acquisition expenses will exceed premiums received and can arise as a result of numerous factors, including pricing risk, reserving risk and catastrophe risk. There were no significant changes to the company's exposure to underwriting risk or the framework used to monitor, evaluate and manage underwriting risk at December 31, 2017 compared to December 31, 2016. While the acquisition of Allied World was significant, the company has determined that Allied World's exposure to underwriting risk and framework to monitor, evaluate and manage underwriting risk are consistent with those of its own.
Principal lines of business
The company's principal lines of business and the significant insurance risks inherent therein are as follows:

•
Property, which insures against losses to property from (among other things) fire, explosion, natural perils (for example earthquake, windstorm and flood), terrorism and engineering problems (for example, boiler explosion, machinery breakdown and construction defects). Specific types of property risks underwritten by the company include automobile, commercial and personal property and crop;

•
Casualty, which insures against accidents (including workers' compensation and automobile) and also includes employers' liability, accident and health, medical malpractice, professional liability and umbrella coverage;

•	Specialty, which insures against marine, aerospace and surety risk, and other miscellaneous risks and liabilities that are not identified above; and

•	Reinsurance which includes, but is not limited to, property, casualty and liability exposures.
An analysis of net premiums earned by line of business is included in note 25.
The table below shows the company's concentration of risk by region and line of business based on gross premiums written prior to giving effect to ceded reinsurance premiums. The company's exposure to general insurance risk varies by geographic region and may change over time. Premiums ceded to reinsurers (including retrocessions) in 2017 by line of business amounted to $992.3 for property (2016 - $463.5), $916.3 for casualty (2016 - $699.9) and $315.4 for specialty (2016 - $282.5).

	Canada		United States		Asia(1)		International(2)		Total
For the years ended December 31	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Property	646.8	582.7	1,878.6	1,466.0	586.5	464.8	995.7	502.7	4,107.6	3,016.2
Casualty	602.6	528.5	4,899.4	4,002.9	400.8	352.3	805.0	465.1	6,707.8	5,348.8
Specialty	143.4	126.4	548.8	485.6	275.1	231.9	424.8	325.4	1,392.1	1,169.3
Total	1,392.8	1,237.6	7,326.8	5,954.5	1,262.4	1,049.0	2,225.5	1,293.2	12,207.5	9,534.3

Insurance	1,295.3	1,134.6	5,855.4	4,607.0	684.9	516.3	1,494.3	672.3	9,329.9	6,930.2
Reinsurance	97.5	103.0	1,471.4	1,347.5	577.5	532.7	731.2	620.9	2,877.6	2,604.1
	1,392.8	1,237.6	7,326.8	5,954.5	1,262.4	1,049.0	2,225.5	1,293.2	12,207.5	9,534.3

(1)	The Asia geographic segment comprises countries located throughout Asia, including China, India, Sri Lanka, Malaysia, Singapore, Indonesia and Thailand, and the Middle East.

(2)	The International geographic segment comprises Australia and countries located in Africa, Europe and South America.

Pricing risk
Pricing risk arises because actual claims experience can differ adversely from the assumptions included in pricing calculations. Historically the underwriting results of the property and casualty industry have fluctuated significantly due to the cyclicality of the insurance market. The market cycle is affected by the frequency and severity of losses, levels of capacity and demand, general economic conditions and competition on rates and terms of coverage. The operating companies focus on profitable underwriting using a combination of experienced underwriting and actuarial staff, pricing models and price adequacy monitoring tools.
Reserving risk
Reserving risk arises because actual claims experience can differ adversely from the assumptions included in setting reserves, in large part due to the length of time between the occurrence of a loss, the reporting of the loss to the insurer and the ultimate resolution of the claim. The degree of uncertainty will vary by line of business according to the characteristics of the insured risks and the cost of a claim will be determined by the actual loss suffered by the policyholder. Claims provisions reflect expectations of the ultimate cost of resolution and administration of claims based on an assessment of facts and circumstances then known, a review of historical settlement patterns, estimates of trends in claims severity and frequency, legal theories of liability and other factors.
The time required to learn of and settle claims is often referred to as the “tail” and is an important consideration in establishing the company's reserves. Short-tail claims are those for which losses are normally reported soon after the incident and are generally settled within months following the reported incident. This would include, for example, most property, automobile and marine and aerospace damage. Long-tail claims are considered by the company to be those that often take three years or more to develop and settle, such as asbestos, environmental pollution, workers' compensation and product liability. Information concerning the loss event and ultimate cost of a long-tail claim may not be readily available, making the reserving analysis of long-tail lines of business more difficult and subject to greater uncertainties than for short-tail lines of business. In the extreme cases of long-tail claims like those involving asbestos and environmental pollution, it may take upwards of 40 years to settle. The company employs specialized techniques to determine such provisions using the extensive knowledge of both internal and external asbestos and environmental pollution experts and legal advisors.
The establishment of provisions for losses and loss adjustment expenses is an inherently uncertain process that can be affected by internal factors such as the inherent risk in estimating loss development patterns based on historical data that may not be representative of future loss payment patterns; assumptions built on industry loss ratios or industry benchmark development patterns that may not reflect actual experience; and the intrinsic risk as to the homogeneity of the underlying data used in carrying out the reserve analyses; and external factors such as trends relating to jury awards; economic inflation; medical inflation; worldwide economic conditions; tort reforms; court interpretations of coverage; the regulatory environment; underlying policy pricing; claims handling procedures; inclusion of exposures not contemplated at the time of policy inception; and significant changes in severity or frequency of losses relative to historical trends. Due to the amount of time between the occurrence of a loss, the actual reporting of the loss and the ultimate payment for the loss, provisions may ultimately develop differently from the actuarial assumptions made when initially estimating the provision for claims.
The company has exposures to risks in each line of business that may develop adversely and that could have a material impact upon the company's financial position. The insurance risk diversity within the company's portfolio of issued policies makes it difficult to predict whether material prior year reserve development will occur and, if it does occur, the location and the timing of such an occurrence.
Catastrophe risk
Catastrophe risk arises because property and casualty insurance companies may be exposed to large losses arising from man-made or natural catastrophes that could result in significant underwriting losses. As the company does not establish reserves for catastrophes in advance of the occurrence of such events, these events may cause volatility in the levels of incurred losses and reserves, subject to the effects of reinsurance recoveries. This volatility may also be contingent upon political and legal developments after the occurrence of the event. The company evaluates potential catastrophic events and assesses the probability of occurrence and magnitude of these events predominantly through probable maximum loss ("PML") modeling techniques and through the aggregation of limits exposed. A wide range of events are simulated using the company's proprietary and commercial models, including single large events and multiple events spanning the numerous geographic regions in which the company operates.
Each operating company has developed and applies strict underwriting guidelines for the amount of catastrophe exposure it may assume as a standalone entity for any one risk and location. Those guidelines are regularly monitored and updated by the operating companies. Each of the operating companies also manages catastrophe exposure by diversifying risk across geographic regions, catastrophe types and other lines of business, factoring in levels of reinsurance protection, adjusting the amount of business written based on capital levels and adhering to risk tolerances. The company's head office aggregates catastrophe exposure company-wide and continually monitors the group's exposure. Independent exposure limits for each entity in the group are aggregated to produce an exposure limit for the group as there is presently no model capable of simultaneously projecting the magnitude and probability of loss in all geographic regions in which the company operates. Currently the company's objective is to limit its company-wide catastrophe loss exposure such that one year's aggregate pre-tax net catastrophe losses would not exceed one year's normalized net earnings before income taxes. The company takes a long term view and generally considers a 15% return on common shareholders' equity, adjusted to a pre-tax basis, to be representative of one year's normalized net earnings. The modeled probability of aggregate catastrophe losses in any one year exceeding this amount is generally more than once in every 250 years.
Management of underwriting risk
To manage its exposure to underwriting risk, and the pricing, reserving and catastrophe risks contained therein, the company's operating companies have established limits for underwriting authority and requirements for specific approvals of transactions involving new products or transactions involving existing products which exceed certain limits of size or complexity. The company's objective of operating with a prudent and stable underwriting philosophy with sound reserving is also achieved through establishment of goals, delegation of authorities, financial monitoring, underwriting reviews and remedial actions to facilitate continuous improvement. The company's provision for claims is reviewed separately by, and must be acceptable to, internal actuaries at each operating company, the Chief Risk Officer at Fairfax and one or more independent actuaries. The company also purchases reinsurance protection for risks assumed when it is considered prudent and cost effective to do so, at the operating company level for specific exposures and, if needed, at the holding company level for aggregate exposures. Steps are taken to actively reduce the volume of insurance and reinsurance underwritten on particular types of risks when the company desires to reduce its direct exposure due to inadequate pricing.
As part of its overall risk management strategy, the company cedes insurance risk through proportional, non-proportional and facultative reinsurance treaties. With proportional reinsurance, the reinsurer shares a pro rata portion of the company's losses and premium, whereas with non-proportional reinsurance, the reinsurer assumes payment of the company's loss above a specified retention, subject to a limit. Facultative reinsurance is the reinsurance of individual risks as agreed by the company and the reinsurer. The company follows the policy of underwriting and reinsuring contracts of insurance and reinsurance which, depending on the type of contract, generally limits the liability of the individual insurance and reinsurance subsidiaries on any policy to a maximum amount on any one loss. Reinsurance decisions are made by the subsidiaries to reduce and spread the risk of loss on insurance and reinsurance written, to limit multiple claims arising from a single occurrence and to protect capital resources. The amount of reinsurance purchased can vary among subsidiaries depending on the lines of business written, their respective capital resources and prevailing or expected market conditions. Reinsurance is generally placed on an excess of loss basis and written in several layers, the purpose of which is to limit the amount of one risk to a maximum amount acceptable to the company and to protect from losses on multiple risks arising from a single occurrence. This type of reinsurance includes what is generally referred to as catastrophe reinsurance. The company's reinsurance does not, however, relieve the company of its primary obligation to the policyholder.
The majority of reinsurance contracts purchased by the company provide coverage for a one year term and are negotiated annually. The ability of the company to obtain reinsurance on terms and prices consistent with historical results reflects, among other factors, recent loss experience of the company and of the industry in general. Notwithstanding the significant current period catastrophe losses suffered by the industry in 2017, capital adequacy within the reinsurance market remains strong and alternative forms of reinsurance capacity continue to be available. As a result, reinsurance pricing of loss affected business has increased modestly while non-loss affected property has increased to a lesser extent.
The company will remain opportunistic in its use of reinsurance, balancing capital requirements and the cost of reinsurance.
Credit Risk
Credit risk is the risk of loss resulting from the failure of a counterparty to honour its financial obligations to the company. Credit risk arises predominantly with respect to cash and short term investments, investments in debt instruments, insurance contract receivables, recoverable from reinsurers and receivable from counterparties to derivative contracts (primarily total return swaps and CPI-linked derivatives). There were no significant changes to the company's exposure to credit risk (except as set out in the discussion which follows) or the framework used to monitor, evaluate and manage credit risk at December 31, 2017 compared to December 31, 2016.
The company's gross credit risk exposure at December 31, 2017 (without taking into account amounts held by the company as collateral) was comprised as follows:

	December 31, 2017	December 31, 2016
Cash and short term investments	19,198.8	11,235.6
Investments in debt instruments:
U.S. sovereign government	1,779.3	1,117.3
Other sovereign government rated AA/Aa or higher(1)	615.4	596.1
All other sovereign government(2)	1,268.4	891.5
Canadian provincials	93.8	196.9
U.S. states and municipalities	2,452.1	4,732.2
Corporate and other	4,081.8	2,633.5
Receivable from counterparties to derivative contracts	126.7	196.4
Insurance contract receivables	4,686.9	2,917.5
Recoverable from reinsurers	7,812.5	4,010.3
Other assets	1,723.0	1,065.4
Total gross credit risk exposure	43,838.7	29,592.7

(1)
Primarily comprised of bonds issued by the governments of Germany, Australia, the U.K, and Canada with fair values of $105.3, $97.9, $90.9 and $84.4 (December 31, 2016 - $201.7, $31.7, $23.4 and $311.4).

(2)	Primarily comprised of bonds issued by the governments of India, Poland and Brazil with fair values of $734.7, $125.1 and $101.7 (December 31, 2016 - $602.2, $117.2 and $80.3).
The company had income taxes refundable of $147.0 at December 31, 2017 (December 31, 2016 - $202.7).
Cash and short term investments
The company's cash and short term investments (including at the holding company) are held at major financial institutions in the jurisdictions in which the company operates. At December 31, 2017, 87.4% of these balances were held in Canadian and U.S. financial institutions, 9.1% in European financial institutions and 3.5% in other foreign financial institutions (December 31, 2016 - 85.1%, 8.1% and 6.8% respectively). The company monitors risks associated with cash and short term investments by regularly reviewing the financial strength and creditworthiness of these financial institutions and more frequently during periods of economic volatility. As a result of these reviews, the company may transfer balances from financial institutions where it perceives heightened credit risk to others considered to be more stable.
Investments in debt instruments
The company's risk management strategy for debt instruments is to invest primarily in high credit quality issuers and to limit the amount of credit exposure with respect to any one corporate issuer. While the company reviews third party credit ratings, it also carries out its own analysis and does not delegate the credit decision to rating agencies. The company endeavours to limit credit exposure by monitoring fixed income portfolio limits on individual corporate issuers and limits based on credit quality and may, from time to time, initiate positions in certain types of derivatives to further mitigate credit risk exposure.
Investment in sovereign bonds rated AA/Aa or higher, considered by the company to present only a nominal risk of default, with a fair value of $2,394.7 at December 31, 2017 (December 31, 2016 - $1,713.4), represented 6.1% of the total investment portfolio (December 31, 2016 - 6.0%) and consisted primarily of bonds issued by the governments of the U.S., U.K., Germany, Australia and Canada. Investments in debt instruments considered by the company to be subject to credit risk, with a fair value of $7,896.1 at December 31, 2017 (December 31, 2016 - $8,454.1), represented 20.1% of the total investment portfolio (December 31, 2016 - 29.7%) and consisted primarily of all other sovereign government bonds rated A/A or lower and all bonds included in Canadian provincials, U.S. states and municipalities and corporate and other.
The composition of the company's investments in debt instruments classified according to the higher of each security's respective S&P and Moody's issuer credit rating is presented in the table that follows:

	December 31, 2017			December 31, 2016
Issuer Credit Rating	Amortized cost	Fair value	%	Amortized cost	Fair value	%
AAA/Aaa	2,476.3	2,432.0	23.7	2,042.0	1,915.8	18.8
AA/Aa	2,149.5	2,408.8	23.4	3,669.1	4,383.3	43.1
A/A	823.1	819.8	8.0	649.3	728.5	7.2
BBB/Baa	1,617.1	1,764.8	17.1	910.4	1,024.0	10.1
BB/Ba	151.1	154.0	1.5	98.5	117.6	1.2
B/B	448.7	447.6	4.3	339.0	261.6	2.5
Lower than B/B(1)	554.1	432.7	4.2	392.1	320.5	3.2
Unrated(2)	1,594.4	1,831.1	17.8	1,416.7	1,416.2	13.9
Total	9,814.3	10,290.8	100.0	9,517.1	10,167.5	100.0

(1)	Lower than B/B is primarily comprised of the fair value of the company's investments in EXCO Resources, Inc. of $402.0 (December 31, 2016 - $292.4).

(2)
Unrated is primarily comprised of the fair value of the company's investments in Blackberry Limited of $663.6 (December 31, 2016 - $461.2), Sanmar Chemicals Group of $333.2 (December 31, 2016 - $299.1), Chorus Aviation Inc. $155.2 (December 31, 2016 - nil) and FBD Insurance plc. of $112.0 (December 31, 2016 - $76.8).

At December 31, 2017, 72.2% (December 31, 2016 - 79.2%) of the fixed income portfolio carrying value was rated investment grade or better, with 47.1% (December 31, 2016 - 61.9%) being rated AA or better (primarily consisting of government obligations). The increase in the fair value of bonds rated AAA/Aaa, A/A and BBB/Baa primarily reflected the consolidation of Allied World's bond portfolio. The decrease in the fair value of bonds rated AA/Aa primarily reflected net sales in 2017 of long dated U.S. state and municipal bonds (net proceeds of $2,346.5), partially offset by the consolidation of Allied World's bond portfolio. The increase in the fair value of bonds rated lower than B/B primarily reflected unrealized appreciation. The increase in bonds that were unrated primarily reflected unrealized appreciation related to convertible bonds and purchases of certain corporate and other bonds. Except as described above, there were no other significant changes to the composition of the company's fixed income portfolio classified according to the higher of each security's respective S&P and Moody's issuer credit rating at December 31, 2017 compared to December 31, 2016.
At December 31, 2017 holdings of bonds in the ten issuers (excluding U.S., Canadian, U.K. and German sovereign government bonds) to which the company had the greatest exposure totaled $3,398.7 (December 31, 2016 - $4,178.6), which represented approximately 8.7% (December 31, 2016 - 14.7%) of the total investment portfolio. Exposure to the largest single issuer of corporate bonds at December 31, 2017 was $663.6 (December 31, 2016 - $461.2), which represented approximately 1.7% (December 31, 2016 - 1.6%) of the total investment portfolio.
The consolidated investment portfolio included $2.5 billion at December 31, 2017 (December 31, 2016 - $4.7 billion) of U.S. state and municipal bonds (approximately $2.3 billion tax-exempt, $0.2 billion taxable), a large portion of which were purchased during 2008 within subsidiary investment portfolios. At December 31, 2017 approximately $1.5 billion (December 31, 2016 - $2.1 billion) of those U.S. state and municipal bonds are insured by Berkshire Hathaway Assurance Corp. for the payment of interest and principal in the event of issuer default, and are therefore all rated AA or better.
Counterparties to derivative contracts
Counterparty risk arises from the company's derivative contracts primarily in three ways: first, a counterparty may be unable to honour its obligation under a derivative contract and there may be insufficient collateral pledged in favour of the company to support that obligation; second, collateral deposited by the company to a counterparty as a prerequisite for entering into certain derivative contracts (also known as initial margin) may be at risk should the counterparty face financial difficulty; and third, excess collateral pledged in favour of a counterparty may be at risk should the counterparty face financial difficulty (counterparties may hold excess collateral as a result of the timing of the settlement of the amount of collateral required to be pledged based on the fair value of a derivative contract).
The company endeavours to limit counterparty risk through diligent selection of counterparties to its derivative contracts and through the terms of negotiated agreements. Pursuant to these agreements, counterparties are contractually required to deposit eligible collateral in collateral accounts (subject to certain minimum thresholds) for the benefit of the company based on the then daily fair value of the derivative contracts. The company's exposure to risk associated with providing initial margin is mitigated where possible through the use of segregated third party custodian accounts whereby counterparties are permitted to take control of the collateral only in the event of default by the company.
Agreements negotiated with counterparties provide for a single net settlement of all financial instruments covered by the agreement in the event of default by the counterparty, thereby permitting obligations owed by the company to a counterparty to be offset to the extent of the aggregate amount receivable by the company from that counterparty (the “net settlement arrangements”). The following table sets out the company's credit risk related to derivative contract counterparties, assuming all such counterparties are simultaneously in default:

	December 31, 2017	December 31, 2016
Total derivative assets(1)	126.7	196.4
Impact of net settlement arrangements	(38.6)	(53.8)
Fair value of collateral deposited for the benefit of the company(2)	(39.1)	(54.0)
Excess collateral pledged by the company in favour of counterparties	9.0	12.2
Initial margin not held in segregated third party custodian accounts	8.2	5.0
Net derivative counterparty exposure after net settlement and collateral arrangements	66.2	105.8

(1)	Excludes equity warrants and equity call options which are not subject to counterparty risk.

(2)	Excludes $0.4 (December 31, 2016 - $8.7) of excess collateral pledged by counterparties.

Collateral deposited for the benefit of the company at December 31, 2017 consisted of cash of $3.6 and government securities of $35.9 (December 31, 2016 - $8.3 and $54.4). The company had not exercised its right to sell or repledge collateral at December 31, 2017.
Recoverable from reinsurers
Credit risk on the company's recoverable from reinsurers balance existed at December 31, 2017 to the extent that any reinsurer may be unable or unwilling to reimburse the company under the terms of the relevant reinsurance arrangements. The company is also exposed to the credit risk assumed in fronting arrangements and to potential reinsurance capacity constraints. The company regularly assesses the creditworthiness of reinsurers with whom it transacts business. Internal guidelines generally require reinsurers to have strong A.M. Best ratings and to maintain capital and surplus in excess of $500.0. Where contractually provided for, the company has collateral for outstanding balances in the form of cash, letters of credit, guarantees or assets held in trust accounts. This collateral may be drawn on when amounts remain unpaid beyond contractually specified time periods for each individual reinsurer.
The company’s reinsurance security department conducts ongoing detailed assessments of current and potential reinsurers and annual reviews on impaired reinsurers, and provides recommendations for uncollectible reinsurance provisions for the group. This department also collects and maintains individual and group reinsurance exposures across the group. Most of the reinsurance balances for reinsurers rated B++ and lower or which are not rated were inherited by the company on acquisition of a subsidiary. The company’s largest single recoverable from reinsurer (Munich Reinsurance Company) represented 6.5% of shareholders’ equity attributable to shareholders of Fairfax at December 31, 2017 (December 31, 2016 - 3.6%) and is rated A+ by A.M. Best.
The company's gross exposure to credit risk from its reinsurers increased at December 31, 2017 compared to December 31, 2016, principally reflecting the impact from the consolidation of the recoverable from reinsurers of Allied World and Fairfax Latam and current period catastrophe losses ceded to reinsurers. Changes that occurred in the provision for uncollectible reinsurance during the period are disclosed in note 9.
The following table presents the gross recoverable from reinsurers classified according to the financial strength ratings of the reinsurers. Pools and associations, shown separately, are generally government or similar insurance funds carrying limited credit risk.

	December 31, 2017			December 31, 2016
A.M. Best Rating (or S&P equivalent)	Gross recoverable from reinsurers	Outstanding balances for which security is held	Net unsecured recoverable from reinsurers	Gross recoverable from reinsurers	Outstanding balances for which security is held	Net unsecured recoverable from reinsurers
A++	429.6	31.9	397.7	390.0	27.2	362.8
A+	3,878.4	267.2	3,611.2	1,551.0	152.0	1,399.0
A	2,311.9	95.4	2,216.5	1,130.8	67.3	1,063.5
A-	245.5	15.1	230.4	299.7	19.9	279.8
B++	22.2	1.2	21.0	22.0	1.4	20.6
B+	3.1	0.8	2.3	2.0	1.2	0.8
B or lower	5.4	3.0	2.4	11.9	8.9	3.0
Not rated	948.2	493.8	454.4	703.3	218.5	484.8
Pools and associations	134.6	4.5	130.1	71.3	5.6	65.7
	7,978.9	912.9	7,066.0	4,182.0	502.0	3,680.0
Provision for uncollectible reinsurance	(166.4)		(166.4)	(171.7)		(171.7)
Recoverable from reinsurers	7,812.5		6,899.6	4,010.3		3,508.3
Liquidity Risk

Liquidity risk is the potential for loss if the company is unable to meet financial commitments in a timely manner at reasonable cost as they fall due. The company's policy is to ensure that sufficient liquid assets are available to meet financial commitments, including liabilities to policyholders and debt holders, dividends on preferred shares and investment commitments. Cash flow analysis is performed regularly at both the holding company and subsidiary company levels to ensure that future cash needs are met or exceeded by cash flows generated from operating companies.
The holding company's known significant commitments for 2018 consist of payment of the $283.2 dividend on common shares ($10.00 per share paid January 2018), interest and corporate overhead expenses, preferred share dividends, income tax payments, the purchase prices related to the acquisitions of certain businesses of Carillion and the insurance operations of AIG in Uruguay (completed January 31, 2018) and Venezuela, and potential cash outflows related to derivative contracts.
The company believes that holding company cash and investments, net of holding company short sale and derivative obligations at December 31, 2017 of $2,356.9 provides adequate liquidity to meet the holding company’s known commitments in 2018. The holding company expects to continue to receive investment management and administration fees from its insurance and reinsurance subsidiaries, investment income on its holdings of cash and investments, and dividends from its insurance and reinsurance subsidiaries. To further augment its liquidity, the holding company can draw upon its $2.0 billion unsecured revolving credit facility (described in note 15).
The liquidity requirements of the insurance and reinsurance subsidiaries principally relate to the liabilities associated with underwriting, operating costs and expenses, the payment of dividends to the holding company, contributions to their subsidiaries, payment of principal and interest on their outstanding debt obligations, income tax payments and certain derivative obligations (described below). Liabilities associated with underwriting include the payment of claims and direct commissions. Historically, the insurance and reinsurance subsidiaries have used cash inflows from operating activities (primarily the collection of premiums and reinsurance commissions) and investment activities (primarily repayments of principal on debt investments, sales of investment securities and investment income) to fund their liquidity requirements. The insurance and reinsurance subsidiaries may also receive cash inflows from financing activities (primarily distributions received from their subsidiaries).
The company's insurance and reinsurance subsidiaries (and the holding company on a consolidated basis) focus on the stress that could be placed on liquidity requirements as a result of severe disruption or volatility in the capital markets or extreme catastrophe activity or the combination of both. The insurance and reinsurance subsidiaries maintain investment strategies intended to provide adequate funds to pay claims or withstand disruption or volatility in the capital markets without forced sales of investments. The insurance and reinsurance subsidiaries hold highly liquid, high quality short-term investment securities and other liquid investment grade fixed maturity securities to fund anticipated claim payments, operating expenses and commitments related to investments. At December 31, 2017 portfolio investments net of short sale and derivative obligations totaled $36.9 billion (December 31, 2016 - $27.1 billion). Portfolio investments include investments that may lack liquidity or are inactively traded, including corporate debentures, preferred stocks, common stocks, limited partnership interests and other invested assets. At December 31, 2017 these asset classes represented approximately 12.3% (December 31, 2016 - 9.6%) of the carrying value of the insurance and reinsurance subsidiaries' portfolio investments. Fairfax India and Fairfax Africa held investments that may lack liquidity or are inactively traded with a carrying value of $1,054.7 at December 31, 2017 (December 31, 2016 - $326.6).
The insurance and reinsurance subsidiaries may experience cash inflows or outflows on occasion related to their derivative contracts, including collateral requirements. During 2017 the insurance and reinsurance subsidiaries paid net cash of $285.0 (2016 - $814.4) in connection with long and short equity and equity index total return swap derivative contracts (excluding the impact of collateral requirements). The closure in the fourth quarter of 2016 of all of the company's short positions effected through total return swaps in the Russell 2000, S&P 500 and S&P/TSX 60 equity indexes significantly reduced cash flow volatility related to derivatives in 2017.
The non-insurance companies have principal repayments coming due in 2018 of $855.9 primarily related to the Fairfax India and Fairfax Africa term loans. Borrowings of the non-insurance companies are non-recourse to the holding company and are generally expected to be settled through a combination of refinancing and operating cash flows.
The following tables set out the maturity profile of the company's financial liabilities based on the expected undiscounted cash flows from the end of the year to the contractual maturity date or the settlement date:

	December 31, 2017
	Less than 3 months	3 months to 1 year	1 - 3 years	3 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities(1)	1,564.5	578.8	485.3	216.8	93.5	2,938.9
Funds withheld payable to reinsurers	186.6	553.2	41.9	1.4	67.1	850.2
Provision for losses and loss adjustment expenses	2,108.8	5,344.5	8,272.0	4,557.3	8,328.2	28,610.8
Borrowings - principal	47.1	958.0	877.5	1,556.8	2,957.5	6,396.9
Borrowings - interest	45.6	270.1	542.9	381.5	745.6	1,985.7
	3,952.6	7,704.6	10,219.6	6,713.8	12,191.9	40,782.5

	December 31, 2016
	Less than 3 months	3 months to 1 year	1 - 3 years	3 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities(1)	1,257.4	433.9	347.4	113.3	131.8	2,283.8
Funds withheld payable to reinsurers	125.1	252.0	25.8	1.5	11.8	416.2
Provision for losses and loss adjustment expenses	1,383.5	3,890.0	5,664.4	3,428.0	5,115.9	19,481.8
Borrowings - principal	478.1	237.6	650.8	1,299.6	2,117.4	4,783.5
Borrowings - interest	51.5	197.6	443.1	334.5	610.0	1,636.7
	3,295.6	5,011.1	7,131.5	5,176.9	7,986.9	28,602.0

(1)	Excludes pension and post retirement liabilities, ceded deferred premium acquisition costs and accrued interest. Operating lease commitments are described in note 22.
The timing of loss payments is not fixed and represents the company's best estimate. The payment obligations which are due beyond one year in accounts payable and accrued liabilities primarily relate to certain payables to brokers and reinsurers not expected to be settled in the short term. At December 31, 2017 the company had income taxes payable of $95.6 (December 31, 2016 - $35.4).
The following table provides a maturity profile of the company's short sale and derivative obligations based on the expected undiscounted cash flows from the end of the year to the contractual maturity date or the settlement date:

	December 31, 2017			December 31, 2016
	Less than 3 months	3 months to 1 year	Total	Less than 3 months	3 months to 1 year	Total
Equity total return swaps - short positions	12.1	—	12.1	78.1	—	78.1
Equity total return swaps - long positions	15.6	—	15.6	5.1	—	5.1
Foreign exchange forward contracts	58.1	11.6	69.7	89.0	12.4	101.4
U.S. treasury bond forwards	28.8	—	28.8	49.7	—	49.7
	114.6	11.6	126.2	221.9	12.4	234.3
Market Risk

Market risk (comprised of foreign currency risk, interest rate risk and other price risk) is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. The company is exposed to market risk principally in its investing activities but also in its underwriting activities to the extent that those activities expose the company to foreign currency risk. The company's investment portfolios are managed with a long term, value-oriented investment philosophy emphasizing downside protection. The company has policies to limit and monitor its individual issuer exposures and aggregate equity exposure at the subsidiary level and in total at the holding company level. The following is a discussion of the company's primary market risk exposures and how those exposures are managed.

Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Typically, as interest rates rise, the fair value of fixed income investments decline and, conversely, as interest rates decline, the fair value of fixed income investments rise. In each case, the longer the maturity of the financial instrument, the greater the consequence of a change in interest rates. The company's interest rate risk management strategy is to position its fixed income portfolio based on its view of future interest rates and the yield curve, balanced with liquidity requirements. The company may reposition the portfolio in response to changes in the interest rate environment. At December 31, 2017 the company's investment portfolio included fixed income securities with an aggregate fair value of $10.3 billion that is subject to interest rate risk.
The company's exposure to interest rate risk remained relatively unchanged in 2017 compared to 2016 on a pre-tax basis. Allied World's bond portfolio ($5,337.2, acquired on July 6, 2017) was re-balanced to reflect the company's interest rate risk tolerance. Net sales of long dated U.S. state and municipal bonds (net proceeds of $2,346.5) were broadly in line with the decrease in the notional amount of forward contracts to sell long dated U.S. treasury bonds (notional amount of $1,693.8 at December 31, 2017 compared to $3,013.4 at December 31, 2016). The table below, which displays the potential impact on net earnings of changes in interest rates on the company's fixed income portfolio, incorporates the anticipated effects of U.S. tax reform on the company's effective tax rate in 2017. There were no significant changes to the company's framework used to monitor, evaluate and manage interest rate risk at December 31, 2017 compared to December 31, 2016.
Movements in the term structure of interest rates affect the level and timing of recognition in earnings of gains and losses on fixed income securities held. Generally, the company's investment income may be reduced during sustained periods of lower interest rates as higher yielding fixed income securities are called, mature, or are sold and the proceeds are reinvested at lower rates. During periods of rising interest rates, the market value of the company's existing fixed income securities will generally decrease and gains on fixed income securities will likely be reduced. Losses are likely to be incurred following significant increases in interest rates. General economic conditions, political conditions and many other factors can also adversely affect the bond markets and, consequently, the value of fixed income securities held. These risks are monitored by the company's senior portfolio managers and CEO, and taken into consideration when managing the consolidated bond portfolio.
The table below displays the potential impact of changes in interest rates on the company's fixed income portfolio based on parallel 200 basis point shifts up and down, in 100 basis point increments. This analysis was performed on each individual security to determine the hypothetical effect on net earnings.

	December 31, 2017			December 31, 2016
	Fair value of fixed income portfolio	Hypothetical $ change effect on net earnings(1)	Hypothetical % change in fair value(1)	Fair value of fixed income portfolio	Hypothetical $ change effect on net earnings(1)	Hypothetical % change in fair value(1)
Change in interest rates
200 basis point increase	9,897.4	(306.2)	(3.8)	9,758.6	(295.1)	(4.0)
100 basis point increase	10,090.1	(155.6)	(2.0)	9,962.2	(148.2)	(2.0)
No change	10,290.8	—	—	10,167.5	—	—
100 basis point decrease	10,498.6	161.3	2.0	10,338.3	124.6	1.7
200 basis point decrease	10,720.5	332.0	4.2	10,480.2	228.6	3.1

(1)	Includes the impact of forward contracts to sell long dated U.S. treasury bonds with a notional amount of $1,693.8 (December 31, 2016 - $3,013.4).

Certain shortcomings are inherent in the method of analysis presented above. Computations of the prospective effects of hypothetical interest rate changes are based on numerous assumptions, including the maintenance of the level and composition of fixed income securities at the indicated date, and should not be relied on as indicative of future results. Actual values may differ from the projections presented should market conditions vary from assumptions used in the calculation of the fair value of individual securities; such variations may include non-parallel shifts in the term structure of interest rates and changes in individual issuer credit spreads.
Market price fluctuations
Market price fluctuation is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or foreign currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or other factors affecting all similar financial instruments in the market. Changes to the company's exposure to equity price risk through its equity and equity-related holdings at December 31, 2017 compared to December 31, 2016 are described below.
The company holds significant investments in equity and equity-related instruments. The market value and the liquidity of these investments are volatile and may vary dramatically either up or down in short periods, and their ultimate value will therefore only be known over the long term or on disposition.
Throughout most of 2016 the company had economically hedged certain market risks associated with its equity and equity-related holdings (comprised of common stocks, convertible preferred stocks, convertible bonds, non-insurance investments in associates and equity-related derivatives) against a potential significant decline in equity markets by way of short positions effected through equity and equity index total return swaps (including short positions in certain equity indexes and individual equities) and equity index put options (S&P 500). The company's equity hedges were structured to provide a return that was inverse to changes in the fair values of the indexes and certain individual equities.
The company discontinued its economic equity hedging strategy in the fourth quarter of 2016 after giving consideration to the possible and actual outcome of the U.S. elections and the potential for fundamental changes that could improve U.S. economic growth and equity markets. During 2016 the company closed out $6,350.6 notional amount of short positions effected through equity index total return swaps (comprised of Russell 2000, S&P 500 and S&P/TSX 60 short equity index total return swaps) and recognized a net loss on investment of $955.2 (realized loss of $2,665.4 of which $1,710.2 had been recognized as unrealized losses in prior years). The company continues to hold short equity and equity index total return swaps for investment purposes, but no longer regards them as hedges of its equity and equity-related holdings. During 2017 the company closed out $1,202.9 notional amount of short equity total return swaps and recognized a net loss on investment of $237.9 (realized loss of $553.1 of which $315.2 was recognized as unrealized losses in prior years). In the first quarter of 2018 the company closed out an additional $481.3 notional amount of short equity and equity index total return swaps and recognized a net loss on investment of $8.1 (realized loss of $199.0 of which $190.9 was recognized as unrealized losses in prior years), which reduced the notional amount of remaining short equity and equity index total return swaps to approximately $509.

The following table summarizes the net effect of the company's equity and equity-related holdings (long exposures net of short exposures) on the company's financial position as at December 31, 2017 and 2016 and results of operations for the years then ended. The company considers the fair value of $3,846.2 (December 31, 2016 – $1,752.5) of its non-insurance investments in associates (see note 6) as a component of its equity and equity-related holdings when assessing its net equity exposures.

	December 31, 2017		December 31, 2016		Year ended December 31, 2017	Year ended December 31, 2016
	Exposure/Notional amount	Carrying value	Exposure/Notional amount	Carrying value	Pre-tax earnings (loss)	Pre-tax earnings (loss)
Long equity exposures:
Common stocks(1)	5,578.1	5,578.1	4,181.4	4,181.4	707.8	(78.0)
Preferred stocks – convertible	68.1	68.1	9.1	9.1	(1.6)	(6.6)
Bonds – convertible	833.8	833.8	638.2	638.2	233.1	(39.4)
Investments in associates(2)	3,846.2	2,945.3	1,752.5	1,693.0	69.8	—
Derivatives and other invested assets:
Equity total return swaps – long positions	697.8	2.2	213.1	4.3	19.6	23.3
Equity warrants and call options(4)	77.6	77.6	19.3	19.3	38.3	(4.0)
Total equity and equity related holdings	11,101.6	9,505.1	6,813.6	6,545.3	1,067.0	(104.7)

Short equity exposures and equity hedges(3):
Derivatives and other invested assets:
Equity total return swaps – short positions	(892.5)	(0.3)	(1,623.0)	(67.7)	(408.7)	(208.0)
Equity index total return swaps – short positions	(52.6)	0.4	(43.3)	0.6	(9.2)	(971.8)
Equity index put options(4)	—	—	—	—	—	(13.1)
	(945.1)	0.1	(1,666.3)	(67.1)	(417.9)	(1,192.9)

Net equity exposures and financial effects	10,156.5		5,147.3		649.1	(1,297.6)

(1)
The company excludes other funds that are invested principally in fixed income securities with a carrying value of $90.9 at December 31, 2017 (December 31, 2016 - $157.1) when measuring its equity and equity-related exposure.

(2)	Excludes the company’s insurance and reinsurance investments in associates which are considered long term strategic holdings. See note 6 for details.

(3)	Prior to the fourth quarter of 2016 the short equity exposures were considered economic hedges of certain market risks associated with the company's equity and equity-related holdings.

(4)	The company does not consider the notional amounts of the S&P 500 call options and put options in its assessment of its net equity exposures if they are out-of-the-money.

The table that follows illustrates the potential impact on net earnings of changes in the fair value of the company's equity and equity-related holdings (long exposures net of short exposures) as a result of changes in global equity markets at December 31, 2017 and 2016. The analysis assumes variations of 5% and 10% which the company believes to be reasonably possible based on analysis of the return on various equity indexes and management's knowledge of global equity markets.

	December 31, 2017			December 31, 2016
	Fair value of equity and equity-related holdings	Hypothetical $ change effect on net earnings	Hypothetical % change in fair value	Fair value of equity and equity-related holdings	Hypothetical $ change effect on net earnings	Hypothetical % change in fair value
Change in global equity markets
10% increase	6,887.9	479.9	9.2	3,755.3	248.6	10.6
5% increase	6,597.9	239.0	4.6	3,569.7	119.6	5.2
No change	6,310.3	—	—	3,394.7	—	—
5% decrease	6,023.0	(238.5)	(4.6)	3,233.5	(106.7)	(4.7)
10% decrease	5,738.1	(475.0)	(9.1)	3,082.9	(204.5)	(9.2)

The changes in fair value of non-insurance investments in associates have been excluded from each of the scenarios presented above as any change in the fair value of an investment in associate is generally recognized in the company’s consolidated financial reporting only upon ultimate disposition of the associate.

The company's risk management objective with respect to market price fluctuations places primary emphasis on the preservation of invested capital. Subsequent to the economic downturn in 2008, the company became increasingly concerned about the risk of a potential significant decline in global equity markets. From 2010 until the fourth quarter of 2016, the company relied on certain derivative financial instruments to protect its equity and equity-related holdings. In the latter part of 2016, the company's sentiment with respect to U.S. economic growth and improvements in the global equity markets improved, resulting in the discontinuation of the economic equity hedging strategy. In the foreseeable future, the company does not expect to apply equity hedging strategies and will remain focused on its long-term value-oriented investment philosophy, seeking investments that are attractively priced, are selling at a discount to intrinsic value and afford a margin of safety.

At December 31, 2017 the company's exposure to the ten largest issuers of common stock owned in its investment portfolio was $3,138.1, which represented 8.0% of the total investment portfolio (December 31, 2016 - $2,113.8, 7.4%). The exposure to the largest single issuer of common stock held at December 31, 2017 was $549.0, which represented 1.4% of the total investment portfolio (December 31, 2016 - $391.7, 1.4%).

Risk of decreasing price levels
The risk of decreases in the general price level of goods and services is the potential for negative impacts on the consolidated balance sheet (including the company's equity and equity-related holdings and fixed income investments in non-sovereign debt) and the consolidated statement of earnings. Among their effects on the economy, decreasing price levels typically result in decreased consumption, restriction of credit, shrinking output and investment and numerous bankruptcies.
The company has purchased derivative contracts referenced to consumer price indexes (“CPI”) in the geographic regions in which it operates to serve as an economic hedge against the potential adverse financial impact on the company of decreasing price levels. At December 31, 2017 these contracts have a remaining weighted average life of 4.6 years (December 31, 2016 - 5.6 years), a notional amount of $117.3 billion (December 31, 2016 - $110.4 billion) and a fair value of $39.6 (December 31, 2016 -$83.4). As the average remaining life of a contract declines, the fair value of the contract (excluding the impact of CPI changes) will generally decline. The company's maximum potential loss on any contract is limited to the original cost of that contract. During 2017 the company did not enter into any new CPI-linked derivative contracts. The company's CPI-linked derivative contracts produced net unrealized losses of $71.0 in 2017 (2016 - $196.2).

Foreign currency risk
Foreign currency risk is the risk that the fair value or cash flows of a financial instrument or another asset will fluctuate because of changes in exchange rates and as a result, could produce an adverse effect on earnings and equity when measured in a company's functional currency. The company is exposed to foreign currency risk through transactions conducted in currencies other than the U.S. dollar, and also through its investments in associates and net investment in subsidiaries that have a functional currency other than the U.S. dollar. Long and short foreign exchange forward contracts primarily denominated in the euro, the British pound sterling and the Canadian dollar are used to manage foreign currency exposure on foreign currency denominated transactions. Foreign currency denominated liabilities may be used to manage the company's foreign currency exposures to net investments in foreign operations having a functional currency other than the U.S. dollar. The company's exposure to foreign currency risk was not significantly different at December 31, 2017 compared to December 31, 2016.
The company's foreign currency risk management objective is to mitigate the impact of foreign currency exchange rate fluctuations on total equity, notwithstanding the company's exposure to the Indian rupee resulting from its investment in Fairfax India. At the consolidated level the company accumulates, and matches, all significant asset and liability foreign currency exposures, thereby identifying any net unmatched positions, whether long or short. The company may then take action to cure an unmatched position through the acquisition of a derivative contract or the purchase or sale of investments denominated in the exposed currency.
A portion of the company's premiums are written in foreign currencies and a portion of the company's loss reserves are denominated in foreign currencies. Moreover, a portion of the company's cash and investments are held in currencies other than the U.S. dollar. In general, the company manages foreign currency risk on liabilities by investing in financial instruments and other assets denominated in the same currency as the liabilities to which they relate. The company also monitors the exposure of invested assets to foreign currency risk and limits these amounts as deemed necessary. The company may nevertheless, from time to time, experience gains or losses resulting from fluctuations in the values of these foreign currencies, which may favourably or adversely affect operating results.
At December 31, 2017 the company had designated the carrying value of Cdn$2,212.9 principal amount of its Canadian dollar denominated unsecured senior notes with a fair value of $1,868.6 (December 31, 2016 - principal amount of Cdn$1,975.0 with a fair value of $1,618.1) as a hedge of its net investment in its Canadian subsidiaries for financial reporting. In 2017 the company recognized pre-tax losses of $106.3 (2016 - $37.5) related to exchange rate movements on the unsecured senior notes in losses on hedge of net investment in Canadian subsidiaries in the consolidated statement of comprehensive income.
The pre-tax foreign exchange effect on certain line items in the company's consolidated financial statements for the years ended December 31 follows:

	2017	2016
Net gains (losses) on investments
Investing activities	88.8	(136.9)
Underwriting activities	(74.9)	19.7
Foreign currency forward contracts	(11.1)	(12.3)
Foreign currency net gains (losses) included in pre-tax earnings (loss)	2.8	(129.5)

The table below shows the approximate effect of a 5% appreciation of the U.S. dollar against each of the Canadian dollar, euro, British pound sterling, Indian rupee and all other currencies, respectively, on pre-tax earnings (loss), net earnings (loss), pre-tax other comprehensive income (loss) and other comprehensive income (loss). Certain shortcomings are inherent in the method of analysis presented, including the assumption that the 5% appreciation of the U.S. dollar occurred at December 31, 2017 with all other variables held constant.

	Canadian dollar		Euro		British pound sterling		Indian rupee		All other currencies		Total
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Pre-tax earnings (loss)	32.5	40.6	6.2	9.5	5.7	15.6	(64.8)	(31.2)	(55.7)	24.0	(76.1)	58.5
Net earnings (loss)	24.3	28.0	5.0	7.8	5.4	11.7	(57.3)	(21.9)	(45.4)	13.8	(68.0)	39.4
Pre-tax other comprehensive income (loss)	(75.3)	(66.1)	(60.8)	(1.7)	(33.6)	(29.9)	(128.5)	(99.3)	(54.3)	(60.0)	(352.5)	(257.0)
Other comprehensive income (loss)	(73.8)	(66.0)	(54.7)	4.3	(33.4)	(28.5)	(126.8)	(94.0)	(50.9)	(60.0)	(339.6)	(244.2)

The hypothetical impact in 2017 of the foreign currency movements on pre-tax earnings (loss) in the table above principally related to the following:
Canadian dollar:  Foreign exchange forward contracts used as economic hedges of operational exposure at OdysseyRe (including OdysseyRe's net investment in its Canadian branch where the net assets are translated through other comprehensive income), the translation of the company's Canadian dollar denominated senior notes not included as part of the hedge of net investment in Canadian subsidiaries and certain net assets of Allied World (consolidated during 2017).
Euro: Foreign exchange forward contracts at OdysseyRe and Crum & Forster used as economic hedges of euro denominated operational exposure and portfolio investments, and certain net liabilities of Allied World (consolidated during 2017) and Run-off (principally provision for losses and loss adjustment expenses, partially offset by portfolio investments).
British pound sterling: Certain net liabilities at OdysseyRe (principally insurance contract liabilities net of recoverable from reinsurers and portfolio investments) and Allied World (consolidated during 2017), partially offset by certain net assets at Brit (principally portfolio investments and recoverable from reinsurers, net of insurance contract liabilities).
Indian rupee:  The company's 9.9% equity interest in ICICI Lombard (reclassified from investments in associates to holding company cash and investments within Fairfax Asia during 2017) and portfolio investments held broadly across the company.
All other currencies: U.S. dollar denominated portfolio investments held in entities where the functional currency is other than the U.S. dollar (primarily at OdysseyRe’s Paris branch and Newline syndicate), foreign exchange forward contracts used as economic hedges of operational exposure at OdysseyRe and certain net assets of Allied World (consolidated during 2017), partially offset by certain net liabilities at Fairfax India (primarily U.S. dollar long term debt).
The hypothetical impact in 2017 of the foreign currency movements on pre-tax other comprehensive income (loss) in the table above principally related to the the translation of the company's non-U.S. dollar net investments in subsidiaries and investments in associates as follows:
Canadian dollar: Net investments in Northbridge and Canadian subsidiaries within the Other reporting segment, partially offset by the impact of the hedge of net investment in Canadian subsidiaries.
Euro: Net investments in Grivalia Properties (consolidated during 2017) and investments in associates (primarily Eurolife, Astarta and KWF LPs), partially offset by net liabilities in OdysseyRe's Paris branch.
British pound sterling: Net investments in Newline syndicate (OdysseyRe) and RiverStone Insurance in the U.K. (European Run-off).
Indian rupee:  Net investments in Fairfax India and Thomas Cook India.
All other currencies: Net investments in Fairfax Latin America (Argentine peso, Chilean peso, Colombian peso), Bryte Insurance (South African rand), Polish Re (Polish zloty), AMAG (Indonesian rupiah), Fairfirst Insurance (Sri Lankan rupee) and Pacific Insurance (Malaysian ringgit), and investments in associates (primarily Kuwaiti dinar at Gulf Insurance, South African rand at AFGRI and Vietnamese dong at BIC Insurance).
Capital Management
The company's capital management framework is designed to protect, in the following order, its policyholders, its bondholders and its preferred shareholders and then finally to optimize returns to common shareholders. Effective capital management includes measures designed to maintain capital above minimum regulatory levels, above levels required to satisfy issuer credit ratings and financial strength ratings requirements, and above internally determined and calculated risk management levels. Total capital at December 31, 2017, comprising total debt, shareholders' equity attributable to shareholders of Fairfax and non-controlling interests, was $24,826.1 compared to $16,587.7 at December 31, 2016. The company manages its capital based on the following financial measurements and ratios to provide an indication of the company's ability to issue and service debt without impacting the operating companies or their portfolio investments:

	December 31, 2017	December 31, 2016
Holding company cash and investments (net of short sale and derivative obligations)	2,356.9	1,329.4

Borrowings – holding company	3,475.1	3,472.5
Borrowings – insurance and reinsurance companies	1,373.0	435.5
Borrowings – non-insurance companies	1,566.0	859.6
Total debt	6,414.1	4,767.6
Net debt(1)	4,057.2	3,438.2

Common shareholders’ equity	12,475.6	8,484.6
Preferred stock	1,335.5	1,335.5
Non-controlling interests	4,600.9	2,000.0
Total equity	18,412.0	11,820.1

Net debt/total equity	22.0%	29.1%
Net debt/net total capital(2)	18.1%	22.5%
Total debt/total capital(3)	25.8%	28.7%
Interest coverage(4)	7.1x	n/a
Interest and preferred share dividend distribution coverage(5)	6.0x	n/a

(1)	Net debt is is calculated by the company as total debt less holding company cash and investments (net of short sale and derivative obligations).

(2)	Net total capital is calculated by the company as the sum of total equity and net debt.

(3)	Total capital is calculated by the company as the sum of total equity and total debt.

(4)	Interest coverage is calculated by the company as the sum of earnings (loss) before income taxes and interest expense divided by interest expense.

(5)
Interest and preferred share dividend distribution coverage is calculated by the company as the sum of earnings (loss) before income taxes and interest expense divided by interest expense and preferred share dividend distributions adjusted to a pre-tax equivalent at the company’s Canadian statutory income tax rate.

During 2017 the company completed an underwritten public offering of Cdn$650.0 principal amount of 4.25% senior notes due 2027 for net proceeds of $509.5. Those net proceeds were used to redeem the company's remaining Cdn$388.4 principal amount 7.5% senior notes for cash consideration of $340.6 (including accrued interest), repay $124.9 principal amount of purchase consideration payable upon maturity and reduce the amount outstanding on the company's revolving credit facility (note 15). The company also issued 5,075,894 subordinate voting shares with a fair value of $2,191.6 as part of the acquisition of Allied World (note 23).

The company's capital management objectives include maintaining sufficient liquid resources at the holding company to be able to pay interest on debt, dividends to preferred shareholders and all other holding company obligations. Accordingly, the company monitors its interest and preferred share dividend distribution coverage ratio calculated as described in footnote 5 of the table above.

In the United States, the National Association of Insurance Commissioners ("NAIC") has developed a model law and risk-based capital ("RBC") formula designed to help regulators identify property and casualty insurers that may be inadequately capitalized. Under the NAIC's requirements, an insurer must maintain total capital and surplus above a calculated threshold or face varying levels of regulatory action. The threshold is based on a formula that attempts to quantify the risk of a company's insurance, investment and other business activities. At December 31, 2017 Crum & Forster, Zenith National, Allied World, OdysseyRe and U.S. Run-off subsidiaries had capital and surplus in excess of the regulatory minimum requirement of two times the authorized control level.

In Bermuda, the Bermuda Insurance Act 1978 imposes solvency and liquidity standards on Bermuda insurers and reinsurers. There is a requirement to hold available statutory economic capital and surplus equal to or in excess of an enhanced capital and target capital level as determined by the Bermuda Monetary Authority under the Bermuda Solvency Capital Requirement model. The target capital level is measured as 120% of the enhanced capital requirements. At December 31, 2017 Allied World was in compliance with Bermuda's regulatory requirements.

In Canada, property and casualty companies are regulated by the Office of the Superintendent of Financial Institutions on the basis of a minimum supervisory target of 150% of a minimum capital test ("MCT") formula. At December 31, 2017 Northbridge's subsidiaries had a weighted average MCT ratio in excess of the 150% minimum supervisory target.

The Lloyd's market is subject to the solvency and capital adequacy requirements of the Prudential Regulatory Authority in the U.K. The capital requirements of Brit are based on the output of an internal model which reflects the risk profile of the business. At December 31, 2017 Brit’s available capital was in excess of its management capital requirements (capital required for business strategy and regulatory requirements).

In countries other than the U.S., Canada, the U.K. and Bermuda where the company operates, the company met or exceeded the applicable regulatory capital requirements at December 31, 2017.